MERRILL LYNCH
GLOBAL VALUE
FUND INC.













FUND LOGO












Quarterly Report

January 31, 1997




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper





MERRILL LYNCH GLOBAL VALUE FUND, INC.




Worldwide
Investments
As of 1/31/97


                                                  Percent of
Ten Largest Industries                            Net Assets

Insurance                                           11.5%
Utilities--Electric, Gas & Water                     9.6
Food                                                 7.3
Financial Services                                   5.6
Banking                                              5.2
Beverages                                            4.5
Pharmaceuticals                                      4.4
Multi-Industry                                       3.4
Retail Apparel                                       2.1
Paper & Forest Products                              1.8

                                Country of        Percent of
Ten Largest Equity Holdings     Origin            Net Assets

Guinness PLC                    United Kingdom       4.5%
Nestle S.A. (Registered)        Switzerland          4.1
UNUM Corporation                United States        3.7
Pharmacia & Upjohn, Inc.        United States        3.6
BTR PLC                         United Kingdom       3.4
Federal National Mortgage
 Association                    United States        3.3
Groupe Danone S.A.              France               3.2
United Utilities PLC            United Kingdom       3.1
Zurich Versicherungs            Switzerland          3.0
Horace Mann Educators
 Corporation                    United States        2.6





DEAR SHAREHOLDER


We are pleased to provide you with this first shareholder report for Merrill Lynch Global Value Fund, Inc. The Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located in various foreign countries and the United States that we believe represent investment value. In this and future reports to shareholders, we will provide information on the Fund's performance, discuss our investment strategies, list current portfolio investments, and highlight some of the Fund's holdings.

Merrill Lynch Global Value Fund, Inc. commenced operations on November 1, 1996, with net assets of $799.9 million. From inception through January 31, 1997, the Fund's assets grew to approximately $1.1 billion. Since inception through January 31, 1997, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +0.81%, +0.56%, +0.56% and +0.78%, respectively. (Results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including aggregate total returns, can be found on pages 4 and 5 of this report to shareholders.)

Portfolio Matters
As of January 31, 1997, 72% of the portfolio's net assets was invested in equity securities, with the remaining 28% in cash reserves. Initially, our expectation was that the Fund would be fully invested by early January 1997. However, because most world stock markets appreciated so rapidly during the Fund's first months of operation--and since we generally avoid buying stocks on strength- -we now expect to reach an essentially fully invested position by the end of March 1997.

Initially, we expected that our investment process would take two different approaches. The first approach is to invest in stocks that are selling at valuations which are modest relative to the attractiveness of their businesses, based on our fundamental analysis. (We will illustrate this approach later in this letter to shareholders by examining one of our larger holdings.) The second investment approach is also designed to identify undervalued issues. It is more quantitative, and focuses on screening stocks for traditional valuation measures such as price/earnings, price/book value, and price/cash flow ratios. During the Fund's first months of operation, we placed significantly less emphasis on the quantitative approach, since we have found that, although it worked well in some markets, it was inconsistent and resulted in sub-par investment returns in other stock markets. More importantly, however, we believe that we will be able to identify a sufficient number of relatively undervalued investment opportunities to warrant greater emphasis on a traditional fundamental investment approach rather than on a quantitative one.

Our approach to defining "value" is somewhat eclectic, and does not focus simply on companies whose shares are selling at depressed valuations. Therefore, shareholders may be surprised at some of the companies represented in the portfolio, and may also question why we do not own some classically undervalued issues, such as deep cyclical stocks, currently selling at depressed prices. Generally, we prefer to invest in companies with good or superior businesses that have one or more of the following characteristics:

* Reasonable revenue growth prospects.

* A high degree of control over costs and the prices that they charge for their products. As a result, these companies are also in control of their operating margins.

* A high enough return on capital invested to justify our investment.

* Managements (and, if possible, board members) that are important stakeholders.

One of our larger holdings that exhibits some of these characteristics is the French firm, Groupe Danone S.A. Danone's primary businesses are dairy products (Dannon brand yogurt) and biscuits and mineral water (Evian). From 1987 to 1993, Danone's stock traded at a relative price/earnings premium of approximately 25% to the French stock market. In other words, if the average French company's shares sold for 16 times earnings per share, then Danone shares, on average, would sell for approximately 20 times earnings.

This valuation premium occurred because Danone was regarded as a company that could increase earnings more rapidly than the average French company. However, as Danone's businesses slowed and its future earnings growth prospects were called into question, the stock was "de-rated"; that is, the price/earnings premium of Danone shares relative to the French stock market collapsed. Eventually, its shares traded at a discount to the average French stock.

Danone experienced problems with revenue growth because management found it difficult to increase sales volume and raise prices. In addition, the company's operating margins narrowed because management could not sufficiently contain cost increases as revenue growth slowed. However, Danone's management has been addressing these issues, and the company began to generate revenue growth from emerging markets such as The People's Republic of China, Eastern Europe and Argentina. Finally, management is demonstrating the ability to better control costs, and recently posted an encouraging increase in earnings before interest and taxes for the first time in the past five years. We believe that management is committed to maintaining the strong positive identity of the Danone's brand-name products, and is gradually restructuring the company to improve the return generated from its operating assets.

In our view, the question is not whether Danone should be trading at a premium relative to the French stock market, but whether it should at least be trading at a valuation comparable to that of the average French stock. Based on our analysis, Danone is currently better than the average French company, and is in the process of effecting additional improvements. Therefore, we would expect that Danone's shares will again trade at a premium relative to the French stock market.

As is the case with Danone, all of the Fund's large positions are currently worth more than their current valuations, in our view, and therefore we believe that they are likely to trade at higher prices over the longer term. We hope to find companies whose shares are worth, in our estimation, 25%--50% more than their current prices, and whose values will continue to accrete each year.

In Conclusion
We thank you for your investment in Merrill Lynch Global Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President

(Stephen I. Silverman)
Stephen I. Silverman
Vice President and Portfolio Manager





March 11, 1997





PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                                                              Total Return
                                                                 Net Asset Value            Since Inception++
                                                            1/31/97           11/01/96++       % Change
ML Global Value Fund, Inc. Class A Shares                    $10.03             $10.00          +0.81%(1)
ML Global Value Fund, Inc. Class B Shares                     10.02              10.00          +0.56(2)
ML Global Value Fund, Inc. Class C Shares                     10.02              10.00          +0.56(2)
ML Global Value Fund, Inc. Class D Shares                     10.03              10.00          +0.78(3)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++The Fund commenced operations on 11/01/96.
(1)Percent change includes reinvestment of $0.051 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.035 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.047 per share ordinary income dividends.



Aggregate
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (11/01/96) through 12/31/96      +1.82%        -3.53%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (11/01/96) through 12/31/96      +1.66%        -2.34%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (11/01/96) through 12/31/96      +1.66%        -2.34%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (11/01/96) through 12/31/96      +1.78%        -3.56%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
NORTH                                Shares                                                                          Percent of
AMERICA      Industries               Held           Investments                           Cost             Value    Net Assets
United       Automobiles             142,000  Ford Motor Company                     $    4,490,523   $    4,561,750    0.4%
States                                82,000  General Motors Corporation                  4,465,294        4,838,000    0.4
                                                                                     --------------   --------------  ------
                                                                                          8,955,817        9,399,750    0.8

             Commercial              252,000  Ogden Corporation                           4,883,737        5,103,000    0.5
             Services

             Computer Software       495,000  Compuserve Corporation                      5,560,881        5,383,125    0.5
                                     137,000  Sterling Software, Inc.                     4,549,322        3,955,875    0.3
                                                                                     --------------   --------------  ------
                                                                                         10,110,203        9,339,000    0.8

             Diversified             311,700  Kansas City Southern Industries,
             Operations                       Inc.                                       15,009,596       15,312,262    1.3

             Electronics             477,000  Integrated Device Technology, Inc.          4,456,386        4,948,875    0.4
                                     177,100  MEMC Electronic Materials, Inc.             4,513,303        4,892,387    0.4
                                                                                     --------------   --------------  ------
                                                                                          8,969,689        9,841,262    0.8

             Financial Services      958,900  Federal National Mortgage
                                              Association                                36,912,612       37,876,550    3.3
                                     400,000  Morgan Stanley Group, Inc.                 23,009,720       22,850,000    2.0
                                                                                     --------------   --------------  ------
                                                                                         59,922,332       60,726,550    5.3

             Food Distribution       155,000  Super Valu, Inc.                            4,693,026        4,785,625    0.4

             Food Merchandising      143,700  Great Atlantic & Pacific Tea Co.,
                                              Inc.                                        4,756,797        4,490,625    0.4

             Information             155,300  Imation Corporation                         4,682,292        4,523,113    0.4
             Processing




SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
NORTH AMERICA                        Shares                                                                          Percent of
(concluded)  Industries               Held           Investments                           Cost             Value    Net Assets
United       Insurance               147,400  Aetna, Inc.                            $   10,351,161   $   11,644,600    1.0%
States                               690,000  Horace Mann Educators Corp.                25,535,781       29,497,500    2.6
(concluded)                          550,000  UNUM Corporation                           36,100,989       41,593,750    3.7
                                                                                     --------------   --------------  ------
                                                                                         71,987,931       82,735,850    7.3

             Oil-Field Services      161,000  Weatherford/Enterra, Inc.                   4,697,361        5,856,375    0.5

             Paper & Forest          154,000  Boise Cascade Corporation                   4,477,433        5,313,000    0.5
             Products                128,800  Bowater Incorporated                        4,731,903        5,248,600    0.5
                                     107,000  Champion International Corporation          4,524,393        4,480,625    0.4
                                     313,000  Stone Container Corporation                 4,737,936        4,225,500    0.4
                                                                                     --------------   --------------  ------
                                                                                         18,471,665       19,267,725    1.8

             Petroleum                87,000  Helmerich & Payne, Inc.                     4,737,420        4,208,625    0.4

             Pharmaceuticals       1,108,000  Pharmacia & Upjohn, Inc.                   43,767,109       41,273,000    3.6

             Pollution Control       302,700  Wheelabrator Technologies Inc.              4,880,277        5,108,062    0.5

             Printing &              150,000  Donnelley (R.R.) & Sons Company             5,008,152        4,687,500    0.4
             Publishing

             Printing/Forms           90,000  Banta Corporation                           2,207,902        2,092,500    0.2

             Publishing--            151,300  Dow Jones & Company, Inc.                   5,105,243        5,995,263    0.5
             Newspapers

             Restaurants             553,000  Darden Restaurants, Inc.                    4,749,034        4,009,250    0.4

             Retail                   87,000  Mercantile Stores Company, Inc.             4,425,617        4,263,000    0.4

             Retail Apparel        1,326,000  Intimate Brands, Inc.                      21,626,588       23,536,500    2.1

             Utilities--             537,000  Niagara Mohawk Power Corporation            4,602,830        5,437,125    0.5
             Electric, Gas &         388,000  Northeast Utilities System                  5,019,554        5,092,500    0.4
             Water                                                                   --------------   --------------  ------
                                                                                          9,622,384       10,529,625    0.9

                                              Total Investments in the United
                                              States                                    323,270,172      337,084,462   29.7


                                              Total Investments in North America        323,270,172      337,084,462   29.7


PACIFIC
BASIN/ASIA

Australia    Recreational/Other    2,557,186  Village Roadshow Limited
             Consumer Goods                   (Preferred) (Class A)                       7,559,398        6,817,330    0.6

                                              Total Investments in Australia              7,559,398        6,817,330    0.6


Japan        Broadcasting &          287,000  Tokyo Broadcasting System, Inc.             4,782,110        3,930,858    0.3
             Publishing

             Building &              247,000  Chudenko Corporation                        7,112,851        6,786,386    0.6
             Construction            509,000  Kinden Corporation                          6,569,741        6,383,498    0.6
                                                                                     --------------   --------------  ------
                                                                                         13,682,592       13,169,884    1.2

             Distribution/           602,000  Shinagawa Fuel Co., Ltd.                    4,660,846        3,352,723    0.3
             Wholesale

             Electronics             483,000  Hitachi, Ltd.                               4,471,526        4,343,812    0.4

             Energy                  210,000  Kyushu Electric Power Company Inc.          4,468,264        3,777,228    0.3

             Financial Services      797,000  Yamaichi Securities Co., Ltd.               4,459,993        2,899,975    0.3

             Foods/Food              347,000  Nippon Meat Packers, Inc.                   4,752,678        3,950,990    0.3
             Processing

             Insurance             1,829,000  Dai-Tokyo Fire & Marine Insurance Co.       7,878,152        7,651,015    0.7
                                     735,000  Koa Fire and Marine Insurance Co.,
                                              Ltd.                                        3,302,697        3,013,985    0.3
                                     502,000  Nichido Fire & Marine Insurance
                                              Co., Ltd.                                   2,692,443        2,808,218    0.2
                                                                                     --------------   --------------  ------
                                                                                         13,873,292       13,473,218    1.2

             Petroleum               747,000  Nippon Oil Co., Ltd.                        4,488,306        3,328,218    0.3

             Pharmaceuticals         495,000  Fujisawa Pharmaceutical Company
                                              Limited                                     4,794,418        3,851,361    0.3

             Real Estate             345,000  Daito Trust Construction Co., Ltd.          4,693,979        3,330,446    0.3

             Retail--Leasing         160,800  Aoyama Trading Co., Ltd.                    4,420,587        4,165,941    0.4

             Steel                 1,400,000  Nisshin Steel Co., Ltd.                     4,573,679        3,303,630    0.3

             Telecommunications       55,000  Kokusai Denshin Denwa (KDD)                 4,632,537        3,344,472    0.3
             & Equipment

             Textiles & Apparel      772,000  Gunze Limited                               4,456,279        3,503,300    0.3

             Utilities--             214,000  Tohoku Electric Power Company, Inc.         4,517,778        3,690,264    0.3
             Electric, Gas &
             Water

             Wholesale &             567,000  Kamigumi Co., Ltd.                          4,502,184        3,040,842    0.3
             International Trade     956,000  Marubeni Corporation                        4,542,232        3,786,139    0.3
                                                                                     --------------   --------------  ------
                                                                                          9,044,416        6,826,981    0.6

                                              Total Investments in Japan                100,773,280       84,243,301    7.4


                                              Total Investments in the                  108,332,678       91,060,631    8.0
                                              Pacific Basin/Asia


SOUTHEAST
ASIA

Hong Kong    Banking                 862,800  HSBC Holdings PLC                          17,752,154       19,987,430    1.8

             Real Estate             531,000  Cheung Kong (Holdings) Limited              4,718,722        4,951,249    0.4
                                     490,000  Henderson Land Development
                                              Company Ltd.                                4,818,555        4,537,330    0.4
                                                                                     --------------   --------------  ------
                                                                                          9,537,277        9,488,579    0.8

                                              Total Investments in Hong Kong             27,289,431       29,476,009    2.6


                                              Total Investments in Southeast
                                              Asia                                       27,289,431       29,476,009    2.6


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
WESTERN                              Shares                                                                          Percent of
EUROPE       Industries               Held           Investments                           Cost             Value    Net Assets
France       Banking                 240,000  Societe Generale de France S.A.        $   25,465,575   $   27,602,170    2.4%

             Food                    237,000  Groupe Danone S.A.                         33,695,963       36,642,857    3.2

             Oil & Related            10,000  Elf Aquitaine S.A.                            843,258          971,067    0.1

                                              Total Investments in France                60,004,796       65,216,094    5.7


Germany      Airlines                406,000  Lufthansa AG                                5,454,966        5,477,109    0.5

             Automotive               14,000  Volkswagen AG                               5,815,886        6,571,847    0.6

             Banking                 469,000  Commerzbank AG                             11,345,985       11,881,028    1.0

             Pharmaceuticals         149,000  Merck KGaA                                  5,639,074        5,652,759    0.5

                                              Total Investments in Germany               28,255,911       29,582,743    2.6

Switzerland  Food                     43,000  Nestle S.A. (Registered)                   45,688,125       46,656,360    4.1

             Insurance               120,000  Zurich Versicherungs                       34,453,345       33,815,882    3.0

                                              Total Investments in Switzerland           80,141,470       80,472,242    7.1


United       Beverages             7,350,000  Guinness PLC                               53,594,564       51,294,823    4.5
Kingdom

             Multi-Industry        9,400,000  BTR PLC                                    38,489,360       38,939,147    3.4

             Utilities--           2,600,000  National Grid Group PLC                     8,616,526        8,676,736    0.8
             Electric, Gas &       2,305,000  National Power PLC                         16,536,414       18,431,875    1.6
             Water                 1,450,000  PowerGen PLC                               13,071,490       15,161,653    1.3
                                   1,563,000  Severn Trent PLC                           16,603,626       17,645,664    1.6
                                   3,245,000  United Utilities PLC                       32,322,019       35,022,758    3.1
                                                                                     --------------   --------------  ------
                                                                                         87,150,075       94,938,686    8.4

                                              Total Investments in the                  179,233,999      185,172,656   16.3
                                              United Kingdom


                                              Total Investments in Western
                                              Europe                                    347,636,176      360,443,735   31.7


SHORT-TERM                           Face
SECURITIES                          Amount           Issue


             Commercial Paper*   $ 8,000,000  American Brands, Inc., 5.33% due
                                              2/12/1997                                   7,986,971        7,986,971    0.7
                                              Atlantic Asset Securitization Corp.:
                                  20,088,000    5.375% due 2/11/1997                     20,058,007       20,058,007    1.8
                                  22,000,000    5.36% due 2/19/1997                      21,941,040       21,941,040    1.9
                                  40,000,000  Clipper Receivables Corp., 5.35%
                                              due 2/04/1997                              39,982,167       39,982,167    3.6
                                  24,139,000  Countrywide Home Loans, 5.37% due
                                              2/27/1997                                  24,045,381       24,045,381    2.1
                                  30,445,000  Eksportfinans A/S, 5.30% due
                                              3/18/1997                                  30,243,302       30,243,302    2.7
                                  20,000,000  Eureka Securitization Inc., 5.33%
                                              due 2/04/1997                              19,991,117       19,991,117    1.8
                                  34,612,000  General Motors Acceptance Corp.,
                                              5.62% due 2/03/1997                        34,601,193       34,601,193    3.0
                                  21,000,000  National Fleet Funding Corp., 5.34%
                                              due 3/14/1997                              20,872,285       20,872,285    1.8
                                              Three Rivers Funding Corp.:
                                  17,000,000    5.32% due 2/06/1997                      16,987,439       16,987,439    1.5
                                  26,358,000    5.32% due 2/20/1997                      26,283,993       26,283,993    2.3
                                  50,000,000  Xerox Corp., 5.30% due 2/20/1997           49,860,139       49,860,139    4.4

                                              Total Investments in Short-Term
                                              Securities                                312,853,034      312,853,034   27.6

             Total Investments                                                       $1,119,381,491    1,130,917,871   99.6
                                                                                     ==============
             Unrealized Appreciation on Forward Foreign Exchange Contracts**                                 920,666    0.1

             Other Assets Less Liabilities                                                                 3,136,246    0.3
                                                                                                      --------------  ------
             Net Assets                                                                               $1,134,974,783  100.0%
                                                                                                      ==============  ======


             Net Asset Value:    Class A--Based on net assets of $16,698,659 and
                                          1,664,209 shares outstanding                                $        10.03
                                                                                                      ==============
                                 Class B--Based on net assets of $804,063,824 and
                                          80,213,196 shares outstanding                               $        10.02
                                                                                                      ==============
                                 Class C--Based on net assets of $144,868,098 and
                                          14,452,277 shares outstanding                               $        10.02
                                                                                                      ==============
                                 Class D--Based on net assets of $169,344,202 and
                                          16,880,870 shares outstanding                               $        10.03
                                                                                                      ==============

            *Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
           **Forward foreign exchange contracts sold as of January 31, 1997 were as follows:

                                                  Unrealized
             Foreign                              Expiration           Appreciation
             Currency Sold                           Date             (Depreciation)
             Chf      63,162,443                 January 1998           $1,235,799
             DM       48,400,000                 January 1998              (77,167)
             Frf     346,500,000                 January 1998             (208,041)
             Pound    45,000,000                 January 1998              (29,925)
             Sterling

             Total Unrealized Appreciation on
             Forward Foreign Exchange Contracts--Net
             (US$ Commitment--$212,930,138)                             $  920,666
                                                                        ==========

OFFICERS AND DIRECTORS



Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Donald C. Burke, Vice President
Stephen I. Silverman, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863